Supplement dated November 7, 2025
to the following statutory prospectus(es):
Soloist, BOA IV, BOA America's VISION Annuity, BOA America's FUTURE Annuity II, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, BOA Achiever Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, Nationwide Destination C, BOA Elite Venue Annuity, Nationwide Destination B, Nationwide Destination L, Nationwide Destination EV (2.0), Nationwide Destination EV NY (2.0), Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination L (2.0), Nationwide Destination L NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination All American Gold NY (2.0), Nationwide Destination Architect 2.0, Nationwide Destination Future, Nationwide Destination Future NY, Nationwide O Series, America's marketFLEX II Annuity, America's marketFlex Edge Annuity, America's marketFLEX Advisor Annuity, BOA All American Annuity, M&T All American, Nationwide Destination Freedom+ Variable Annuity, JPMorgan Multi-Asset Choice, JPMorgan Multi-Asset Choice New York, BOA America's Future Annuity, BOA V, Key Future, NEA Valuebuilder Future, America's Future Horizon Annuity, The BB&T Future Annuity, Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Preferred, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The effective date for the fund changes described in the supplement dated October 14, 2025, is now on or about December 1, 2025.
PROS-1127